Exhibit 99.51

MBNA MASTER CREDIT CARD TRUST II

SERIES 2000-L

KEY PERFORMANCE FACTORS
April 30, 2001



Expected B Maturity 11/15/2007


Blended Coupon 6.3903%


Excess Protection Level
3 Month Average   7.68%
April, 2001   7.52%
March, 2001   8.09%
February, 2001   7.43%


Cash Yield19.61%


Investor Charge Offs 4.98%


Base Rate 7.12%


Over 30 Day Delinquency 4.89%


Seller's Interest 9.33%


Total Payment Rate13.70%


Total Principal Balance$58,171,313,434.78


 Investor Participation Amount$500,000,000.00


Seller Participation Amount$5,425,622,873.29